UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2022

ITHAX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39943	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Madison Avenue
Suite 11A
New York, NY 10022
(Address of principal executive offices) (Zip Code)

(212) 792-0253

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-half of one Redeemable Warrant	ITHXU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.001 per share	ITHX	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share	ITHXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 15, 2022, ITHAX Acquisition Corp., a Cayman Islands exempted company (“ITHAX” and, following the consummation of the Domestication (as defined below), “New Mondee”), convened an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held in connection with ITHAX’s previously announced business combination with Mondee Holdings II, Inc. (“Mondee”), Ithax Merger Sub I, LLC (“First Merger Sub”) and Ithax Merger Sub II, LLC (“Second Merger Sub”) pursuant to that certain Business Combination Agreement, dated December 20, 2021 (the “Business Combination Agreement”) and the transactions contemplated thereby (such transactions, the “Business Combination”).

Pursuant to the terms of the Business Combination Agreement, the Business Combination will be effected through ITHAX’s domestication to Delaware (the “Domestication”), followed by the merger of First Merger Sub with and into Mondee, with Mondee surviving the merger as a wholly owned subsidiary of New Mondee (the “First Merger”, and the time at which the First Merger becomes effective, the “First Effective Time”), followed by a second merger, whereby Mondee will merge with and into the Second Merger Sub, with Second Merger Sub surviving such merger as a wholly owned subsidiary of New Mondee (the “Second Merger”, and the time at which the Second Merger becomes effective, the “Second Effective Time”).

In connection with the Business Combination, (i) each issued and outstanding Class A ordinary share, par value $0.001 per share (the “Class A ordinary shares”), of ITHAX will be converted into one share of Class A common stock, par value $0.001 per share, of New Mondee (the “New Mondee Common Stock”) and each issued and outstanding Class B ordinary share, par value $0.001 per share (the “Class B ordinary shares”), of ITHAX will be converted into one share of Class B common stock, par value $0.001 per share, of New Mondee (the “New Mondee Class B Common Stock”), pursuant to the Domestication (ii) upon the First Effective Time, each issued and outstanding share of New Mondee Class B Common Stock will be converted into one share (subject to adjustment) of New Mondee Common Stock; (iii) pursuant to the Domestication, each issued and outstanding whole warrant representing the right to purchase one Class A ordinary share of ITHAX will automatically convert into the right to purchase one share of New Mondee Common Stock at an exercise price of $11.50 per share on substantially the same terms and conditions set forth in the Amended and Restated Warrant Agreement between Continental Stock Transfer & Trust Company, ITHAX’s warrant agent, and New Mondee, to be dated the date of Closing (as defined below) of the Business Combination (the “Amended and Restated Warrant Agreement”); (iv) pursuant to the Domestication, the governing documents of ITHAX will be replaced with the certificate of incorporation of New Mondee (the “Interim Charter”), and upon the First Effective Time, the Interim Charter shall be replaced with the proposed amended and restated certificate of incorporation and the new bylaws of New Mondee (the “Proposed Governing Documents”); and (v) upon the First Effective Time, New Mondee’s name will change to “Mondee Holdings, Inc.” In connection with clauses (i) through (iii) of this paragraph, each issued and outstanding unit of ITHAX that has not been previously separated into the underlying Class A ordinary shares of ITHAX and the underlying warrants of ITHAX prior to the Domestication will be cancelled and will entitle the holder thereof to one share of New Mondee Common Stock and one-half of one warrant, with each whole warrant representing the right to purchase one share of New Mondee Common Stock at an exercise price of $11.50 per share, on the terms and subject to the conditions set forth in the Amended and Restated Warrant Agreement.

Each proposal voted on at the Extraordinary General Meeting is described in detail in ITHAX’s definitive proxy statement /prospectus filed with the U.S. Securities and Exchange Commission on June 27, 2022, and mailed to shareholders on or about June 27, 2022.

As of the close of business of May 13, 2022, the record date for the Extraordinary General Meeting, there were an aggregate of 24,825,000 Class A ordinary shares, par value $0.001 per share, and 6,037,500 Class B ordinary shares, par value $0.001 per share (together, the “Ordinary Shares”), outstanding. Under the terms of ITHAX’s existing amended and restated memorandum and articles of association (the “Existing Governing Documents”), only the holders of the Class B ordinary shares are entitled to vote on the election of directors to the board of directors of ITHAX. Therefore, only holders of the Class B ordinary shares were entitled to one vote per Class B ordinary share on the Director Election Proposal (as defined below) at the Extraordinary General Meeting. Holders of both the Class B ordinary shares and the Class A ordinary shares were entitled to one vote per Ordinary Share on all other proposals. Holders of a total of 23,186,607 Ordinary Shares, representing approximately 75.13% of the outstanding Ordinary Shares entitled to vote, were present in person or by proxy at the Extraordinary General Meeting, constituting a quorum.

The voting results for the proposals voted on at the Extraordinary General Meeting are set forth below:

1. The Business Combination Proposal – To approve ITHAX’s entry into (1) the Business Combination Agreement, a copy of which is attached to the proxy statement/prospectus as Annex A, pursuant to which, among other things: (a) in connection with the Domestication: (i) each issued and outstanding Class A ordinary share will be converted into one share of New Mondee Common Stock and each issued and outstanding Class B ordinary share will be converted into one share of New Mondee Class B Common Stock and (ii) each issued and outstanding whole warrant representing the right to purchase Class A ordinary shares of ITHAX will automatically convert into the right to purchase one share of New Mondee Common Stock at an exercise price of $11.50 per share on substantially the same terms and conditions set forth in the Amended and Restated Warrant Agreement; (b) at the First Effective Time, (i) all shares common stock of Mondee outstanding as of immediately prior to the First Effective Time shall be cancelled and automatically converted into the right to receive an aggregate of 60,800,000 shares of New Mondee Common Stock (the “Merger Consideration”), (ii) all shares of common stock of Mondee held in treasury of Mondee and all shares of Mondee common stock owned by any direct or indirect wholly owned subsidiary of Mondee immediately prior to the First Effective Time shall be cancelled without any conversion thereof, (iii) each issued and outstanding unit of First Merger Sub immediately prior to the First Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of the first surviving company (the “First Surviving Company Common Stock”), (iv) pursuant to the amended and restated certificate of incorporation of New Mondee (“Proposed Charter”), each share of New Mondee Class B Common Stock will be converted into one share (subject to adjustment) of New Mondee Common Stock and New Mondee will change its name to “Mondee Holdings, Inc.”; and (v) New Mondee and Continental will enter into the Amended and Restated Warrant Agreement; and (c) at the Second Effective Time, (i) each issued and outstanding share of First Surviving Company Common Stock shall be automatically cancelled and shall cease to exist as of the Second Effective Time; and (ii) each issued and outstanding unit of Second Merger Sub immediately prior to the Second Effective Time, shall automatically be converted into and exchanged for one validly issued, fully paid and nonassessable interest of the second surviving company; and (2) certain related agreements (including the Subscription Agreements, and the Registration Rights Agreement, each in the form attached to the proxy statement/prospectus as Annex F and Annex G, respectively), and the transactions contemplated thereby, be approved, ratified and confirmed in all respects.

For	Against	Abstain
21,490,875	1,653,879	41,583

2. The Domestication Proposal – To approve that ITHAX be transferred by way of continuation to Delaware pursuant to Article 32 of the amended and restated articles of association of ITHAX, Part XII of the Companies Act (As Revised) of the Cayman Islands and Section 388 of the General Corporation Law of the State of Delaware and, immediately upon being de-registered in the Cayman Islands, ITHAX be continued and domesticated as a corporation under the laws of the State of Delaware; (b) in connection therewith to adopt upon the Domestication taking effect, the certificate of incorporation of New Mondee (the “Interim Charter”), in place of ITHAX’s existing amended and restated memorandum and articles of association (the “Existing Governing Documents”), which will remove or amend those provisions of ITHAX’s Existing Governing Documents that terminate or otherwise cease to be applicable as a result of the Domestication; and (c) file the Interim Charter with the Secretary of State of the State of Delaware, under which ITHAX will be transferred by way of continuation out of the Cayman Islands and domesticated as a corporation under the State of Delaware.

For	Against	Abstain
21,474,639	1,670,115	41,853

3. The Proposed Charter and Bylaws Proposal – To approve that the Interim Charter of ITHAX to be in effect upon the Domestication (a copy of which is attached to the proxy statement/prospectus as Annex I) be replaced in its entirety with the Proposed Charter and proposed new bylaws of New Mondee (“Proposed Bylaws”) (copies of which are attached to the proxy statement/ prospectus as Annex B and Annex C, respectively), which be approved as the amended and restated certificate of incorporation and the bylaws of New Mondee, effective at the First Effective Time.

For	Against	Abstain
21,474,639	1,670,115	41,853

4. The Advisory Governing Documents Proposals - To approve and adopt the following five (5) separate resolutions to approve the following material differences between the amended and restated memorandum and articles of association of ITHAX and the Proposed Charter and Bylaws: (4A) to change the authorized share capital of ITHAX; (4B) to authorize the board of directors of New Mondee (the “New Mondee Board”) to issue any or all of the shares of preferred stock, par value $0.0001 per share, of New Mondee (“New Mondee Preferred Stock”) in one or more classes or series, with such terms and conditions as may be expressly determined by the New Mondee Board and as may be permitted by the Delaware General Corporation Law (the “DGCL”); (4C) to remove the ability of New Mondee stockholders to take action by written consent in lieu of a meeting provided, however that the holders of New Mondee Preferred Stock may take action by written consent to the extent provided by the Certificate of Designation with respect to the New Mondee Preferred Stock; (4D) to replace the Existing Governing Documents and all other changes necessary or, as mutually agreed in good faith by ITHAX and Mondee, desirable in connection with the replacement of Existing Governing Documents with the Proposed Charter and Proposed Bylaws (copies of which are attached to the proxy statement/prospectus as Annex B and Annex C, respectively) as part of the Closing of the Business Combination, including (i) changing the post-Business Combination corporate name from “ITHAX Acquisition Corp.” to “Mondee Holdings, Inc.” (which is expected to occur at the First Effective Time), (ii) making New Mondee’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and the United States federal district courts as the exclusive forum for litigation arising out of the Securities Act of 1933, as amended, and (iv) removing certain provisions related to our status as a blank check company that will no longer be applicable upon consummation of the Business Combination; and (4E) to approve the election of New Mondee to not be governed by Section 203 of the DGCL and limiting certain corporate takeovers by interested stockholders.

(4A)

For	Against	Abstain
19,127,420	3,866,245	192,942

(4B)

For	Against	Abstain
19,127,470	3,866,245	192,892

(4C)

For	Against	Abstain
19,127,420	3,866,245	192,942

(4D)

For	Against	Abstain
19,321,006	3,672,709	192,892

(4E)

For	Against	Abstain
21,323,600	1,670,115	192,892

5. The Nasdaq Proposal – To approve, for the purposes of complying with the applicable provisions of the Nasdaq Listing Rule 5635, the issuance of the 7,000,000 shares of New Mondee Common Stock in connection with the PIPE Financing (defined hereafter) and the issuance of the New Mondee Common Stock constituting the Merger Consideration.

On December 20, 2021, concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Subscription Agreements”) with ITHAX pursuant to which the PIPE Investors committed to purchase in a private placement 5,000,000 shares of New Mondee Common Stock at a purchase price of $10.00 per share and an aggregate purchase price of $50.0 million (the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the closing of the Business Combination (the “Closing”).

On April 21, 2022, ITHAX entered into a PIPE Subscription Agreement with an “accredited investor” (as such term is defined in Rule 501 of Regulation D) (the “Additional Investor”), whereby the Additional Investor has committed to purchase in a private placement 2,000,000 shares of New Mondee Common Stock at a purchase price of $10.00 per share (the “Additional Shares”) and an aggregate purchase price of $20.0 million (the “Additional Investment”), bringing the total amount of commitments from both the PIPE Investment and the Additional Investment to $70.0 million. The Additional Investment will be consummated substantially concurrently with the Closing. The aggregate gross proceeds to New Mondee from the PIPE Investment and the Additional Investment are expected to equal $70,000,000 (the “PIPE Financing”).

For	Against	Abstain
21,474,640	1,658,391	53,576

6. The Director Election Proposal - To elect each of the following directors to serve on the New Mondee Board immediately following the consummation of the Business Combination:

Class I (term expiring in 2023)

Asi Ginio

Noor Sweid

Class II (term expiring in 2024)

Pradeep Udhas

Roopa Purushothaman

Mona Aboelnaga Kanaan

Class III (term expiring in 2025)

Orestes Fintiklis

Prasad Gundumogula

Only holders of Class B ordinary shares are permitted to vote on this Director Election Proposal.

Class	Name	For	Withhold
Class I	Asi Ginio	6,037,500	0
Class I	Noor Sweid	6,037,500	0
Class II	Pradeep Udhas	6,037,500	0
Class II	Roopa Purushothaman	6,037,500	0
Class II	Mona Aboelnaga Kanaan	6,037,500	0
Class III	Orestes Fintiklis	6,037,500	0
Class III	Prasad Gundumogula	6,037,500	0

7. The Equity Incentive Plan Proposal - To approve and adopt the New Mondee 2022 Equity Incentive Plan, a copy of which is attached to the proxy statement/prospectus as Annex D.

For	Against	Abstain
20,590,914	2,502,890	92,803

8. The Employee Stock Purchase Plan Proposal – To approve and adopt the New Mondee Employee Stock Purchase Plan, a copy of which is attached to the proxy statement/prospectus as Annex E.

For	Against	Abstain
21,474,639	1,670,115	41,853

9. The Adjournment Proposal – To approve and adopt the adjournment of the Extraordinary General Meeting to a later date or dates (A) to solicit additional proxies for the purpose of obtaining approval by the ITHAX shareholders of each of the proposals necessary to consummate the transactions contemplated by the Business Combination Agreement, (B) for the absence of a quorum or (C) if the holders of the Class A ordinary shares have elected to redeem a number of Class A ordinary shares as of such time that would reasonably be expected to result in the conditions required for the closing of the Business Combination Agreement to not occur; provided that, without the consent of Mondee, in no event shall the Extraordinary General Meeting of shareholders be adjourned to a date that is more than fifteen (15) business days later than the most recently adjourned meeting or to a date that is beyond the termination date of the Business Combination Agreement, at the Extraordinary General Meeting.

For	Against	Abstain
21,486,363	1,658,391	41,853

Item 7.01	Regulation FD Disclosure.

On July 15, 2022, ITHAX issued a press release announcing voting results relating to the Extraordinary General Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press release dated July 15, 2022
104	Cover page Interactive data file (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITHAX Acquisition Corp.

Date: July 15, 2022	By:	/s/ Orestes Fintiklis
	Name:	Orestes Fintiklis
	Title:	Chief Executive Officer